UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

SCHEDULE 14A

____________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a party other than the Registrant	☐

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NOCTURNE ACQUISITION CORPORATION
(Name of Registrant as Specified in Its Charter)

____________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOCTURNE ACQUISITION CORPORATION
P.O. Box 25739
Santa Ana, CA 92799

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JANUARY 2, 2024

TO THE SHAREHOLDERS OF NOCTURNE ACQUISITION CORPORATION:

You are cordially invited to attend the extraordinary general meeting of Nocturne Acquisition Corporation (the “Company,” “we,” “us” or “our”), to be held at 9:00 a.m. Eastern Time, on January 2, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/ext2023. For the purposes of the Company’s articles of association, the physical place of the meeting will be 200 Spectrum Center Drive, Irvine, CA 92618. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.      A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to extend the date by which the Company shall consummate a business combination (as defined below) (the “Extension”) from January 5, 2024 (which date reflects several previous extensions since the Company’s initial public offering of units (the “IPO”)) to the Outside Date (as defined below) (the “Extension Amendment Proposal”).

“Outside Date” shall mean February 5, 2024; provided that, in the event that the Company has not consummated a business combination by February 5, 2024, the Company’s Board of Directors (the “Board”) may, without any approval of the Company’s shareholders, extend the Outside Date up to five (5) times (with each such extension being upon five (5) days’ advance notice), each by one additional month (for a total of up to five additional months) until July 5, 2024.

2.      A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/nocturneacquisition/ext2023. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

The Company reserves the right at any time to cancel the Special Meeting (by means of adjourning the Special Meeting sine die) and not to submit to its shareholders any of the proposals. In the event the Special Meeting is cancelled, and the business combination has not been consummated prior to January 5, 2024, the Company will liquidate and dissolve in accordance with its charter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to consummate its pending, previously announced business combination (the “business combination”) with Cognos Therapeutics, Inc. (“Cognos”), pursuant to that certain Merger Agreement, dated December 30, 2022, between the Company and Cognos (the “Merger Agreement”). The Board believes that there will not be sufficient time before the current deadline in the Company’s charter, January 5, 2024, to complete the initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Outside Date in order to provide our shareholders with the opportunity to participate in the prospective investment. The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary

(i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals.

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Our Board has fixed the close of business on December 5, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

In connection with the Extension Amendment Proposal, holders of the ordinary shares (which are defined as ordinary shares of a par value of US$0.0001 in the share capital of the Company) that were issued as part of the units issued in the Company’s IPO and the units offered in the IPO (the “public units,” and such ordinary shares, the “public shares,” and the holders — other than Nocturne Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shareholders immediately prior to the consummation of the IPO (“founders,” and shares held by the founders prior to the consummation of the IPO, “founder shares”), any person appointed to hold an office in the Company (“officers”) or elected to serve as a director of the Company (“directors”) — of the public shares, the “public shareholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the business combination by the Outside Date.

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $30,000 each month starting on January 5, 2024, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of the Outside Date or our successful consummation of the business combination. These payments are being deposited as interest-free loans to be repaid by the Company (either in cash or by the issuance of units, as described below) upon the consummation of the business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting, and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Outside Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The Company estimates that the per share price at which the public shares may be redeemed will be approximately $             at the time of the Special Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Stock Market LLC (“Nasdaq”) on December 5, 2023, the record date of the Special Meeting, was $            . Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $             per share              than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate the business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, and in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the right, upon consummation of our initial business combination, to receive one-tenth of an ordinary share included in the units sold in the IPO (the “public rights”), which will expire worthless in the event the Company winds up.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event the business combination is approved and completed or the Company has not consummated the business combination by the Outside Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting. You may tender your shares by either delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent or by delivering or tendering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, the Company urges you to read this material carefully and vote your shares.

November 29, 2023	By Order of the Board of Directors,
/s/ Henry Monzon
Henry Monzon
Chairman and Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote virtually at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on January 2, 2024, or on such other date to which the meeting may be postponed or adjourned: This notice of meeting and the accompanying proxy statement are available at https://www.cstproxy.com/nocturneacquisition/ext2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON DECEMBER 29, 2023, OR AT SUCH OTHER TIME, ON SUCH OTHER DATE TO WHICH THE MEETING MAY BE POSTPONED OR ADJOURNED, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) Deliver or tender shares (and share certificate(s) (if any) and other redemption forms) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED NOVEMBER 29, 2023

NOCTURNE ACQUISITION CORPORATION
P.O. Box 25739
Santa Ana, CA 92799

PROXY STATEMENT FOR THE EXTRAORDINARY GENERAL MEETING

TO BE HELD ON JANUARY 2, 2024

The extraordinary general meeting of Nocturne Acquisition Corporation (the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company will be held at 9:00 a.m. Eastern Time, on January 2, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Special Meeting”). The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/ext2023. For the purposes of the Company’s articles of association, the physical place of the meeting will be 200 Spectrum Center Drive, Irvine, CA 92618. At the Special Meeting, the shareholders will consider and vote upon the following proposals:

1.      A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to extend the date by which the Company shall consummate a business combination (as defined below) (the “Extension”) from January 5, 2024 (which date reflects several previous extensions since the Company’s initial public offering of units (the “IPO”)) to the Outside Date (as defined below) (the “Extension Amendment Proposal”).

“Outside Date” shall mean February 5, 2024; provided that, in the event that the Company has not consummated a business combination by February 5, 2024, the Company’s Board of Directors (the “Board”) may, without any approval of the Company’s shareholders, extend the Outside Date up to five (5) times (with each such extension being upon five (5) days’ advance notice), each by one additional month (for a total of up to five additional months) until July 5, 2024.

2.      A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Our Board has fixed the close of business on December 5, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

The Extension Amendment Proposal and the Adjournment Proposal are more fully described herein. You will be able to attend and participate in the Special Meeting online by visiting https://www.cstproxy.com/nocturneacquisition/ext2023. Please see “Questions and Answers about the Special Meeting — How do I attend the Special Meeting?” for more information.

Extension Amendment Proposal:

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to consummate its pending, previously announced business combination (the “business combination”) with Cognos Therapeutics, Inc. (“Cognos”), pursuant to that certain Merger Agreement, dated December 30, 2022, between the Company and Cognos (the “Merger Agreement”). The Board believes that there will not be sufficient time before the current deadline in the Company’s charter, January 5, 2024, to complete the initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Outside Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals.

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

In connection with the Extension Amendment Proposal, holders of the ordinary shares (which are defined as ordinary shares of a par value of US$0.0001 in the share capital of the Company) that were issued as part of the units issued in the Company’s IPO and the units offered in the IPO (the “public units,” and such ordinary shares, the “public shares,” and the holders — other than Nocturne Sponsor, LLC, a Delaware limited liability company (“Sponsor”), shareholders immediately prior to the consummation of the IPO (“founders,” and shares held by the founders prior to the consummation of the IPO, “founder shares”), any person appointed to hold an office in the Company (“officers”) or elected to serve as a director of the Company (“directors”) — of the public shares, the “public shareholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with its IPO (the “trust account”) as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”), regardless of whether such public shareholders vote on the Extension Amendment Proposal. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Outside Date.

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $30,000 each month starting on January 5, 2024, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of the Outside Date or our successful consummation of the business combination. These payments are being deposited as interest-free loans to be repaid by the Company (either in cash or by the issuance of units, as described below) upon the consummation of the business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate the business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved, or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting, and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Outside Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the approximately $             (including interest, but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per share price at which the public shares may be redeemed will be approximately $             at the time of the Special Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Stock Market LLC (“Nasdaq”) on December 5, 2023, the record date of the Special Meeting, was $            . Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $             per share              than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and the Company does not consummate the business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, and in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the right, upon consummation of our initial business combination, to receive one-tenth of an ordinary share included in the units sold in the IPO (the “public rights,” together with rights that were purchased by our Sponsor as part of the units offered in the private placement (each such private placement unit consisting of one private placement share and one private placement right (each, a “private right”)) to purchase one half of one ordinary share), the “rights”, which will expire worthless in the event the Company winds up.

Our Sponsor, founders, officers and directors (altogether the “initial shareholders”) have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the Company’s charter.

Our Sponsor has agreed that it will be liable to the Company, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to the Company, or by a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (1) $10.10 per public share or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under the Company’s indemnity of the underwriters in our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers (other than the Company’s independent auditors), prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the trust account.

If the Extension Amendment Proposal is not approved at the Special Meeting, we expect to take all necessary actions and hold additional general meetings until January 5, 2024 to obtain the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved prior to or on January 5, 2024 and we are unable to consummate any business combination prior to or on January 5, 2024, it will trigger our automatic winding up, liquidation and dissolution pursuant to the terms of our charter. As a result, this has the same effect as if we had formally gone through a voluntary liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). Accordingly, no vote would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution. At such time, the private placement units will expire, and our Sponsor will receive nothing upon a liquidation with respect to such private placement units, and the private placement units will be worthless.

The amount in the trust account (subject to certain customary adjustments for aggregate nominal par value) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the trust account, we anticipate that we would distribute to our public shareholders the amount in the trust account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our public shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as unlawful payments in the event we are insolvent at the time of liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the trust account, or a court would conclude that such agreements are legally enforceable.

Our initial shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our trust account or other assets with respect to the ordinary shares and to vote their ordinary shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the trust account with respect to our private rights, which will expire worthless.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete the business combination on or before the Outside Date. Public shareholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on the business combination through the Outside Date if the Extension Amendment Proposal is approved.

Adjournment Proposal:

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Our Board has fixed the close of business on December 5, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date, there were              outstanding shares of the Company authorized to vote in the Special Meeting (inclusive of shares contained within outstanding units). The Company’s rights do not have voting rights in connection with either the Extension Amendment Proposal or, if presented, the Adjournment Proposal.

A complete list of shareholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the Special Meeting.

This proxy statement contains important information about the Special Meeting and the proposals to be voted on at the Special Meeting. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS

The statements contained in this proxy statement that are not purely historical are “forward-looking statements.” Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, without limitation, statements about:

•        our ability to complete the business combination, including due to the uncertainty resulting from the COVID-19 pandemic (“COVID-19”), the military conflict in Ukraine, Israel and/or Gaza, and current economic uncertainty and volatility in the financial markets;

•        our expectations around the performance of Cognos;

•        our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the business combination;

•        our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving the business combination, as a result of which they would then receive expense reimbursements;

•        our ability to obtain additional financing, if necessary, to complete the business combination;

•        failure to maintain the listing on, or the delisting of our securities from, the Nasdaq Stock Market LLC (“Nasdaq”) or an inability to have our securities listed on Nasdaq or another national securities exchange following the business combination;

•        our public securities’ potential liquidity and trading;

•        the lack of a market for our securities;

•        the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•        the trust account not being subject to claims of third parties; or

•        our financial performance.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in both our Final Prospectus on Form 424(b)(4) filed with the United States Securities and Exchange Commission (the “SEC”) on April 1, 2021 and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on May 26, 2023, and in our subsequent periodic filings with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the United States Securities and Exchange Commission (the “SEC”) on May 26, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on June 23, 2023, August 21, 2023 and November 22, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete the business combination by the Outside Date or at all.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the business combination will be consummated prior to the Outside Date. Our ability to consummate the business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the business combination. Even if the Extension or the business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed to be an investment company for purposes of the Investment Company Act, in which case we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we were able to modify our activities so that we would not be deemed an investment company, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. Following March 29, 2023, the 24-month anniversary of the effective date of the registration statement relating to our IPO (which is the relevant cutoff date for purposes of the duration component of the safe harbor contemplated in the SPAC Rule Proposals), we may be deemed to be an investment company. In any event, as we were unable to complete the business combination prior to March 29, 2023, we would be ineligible to rely on the potential safe harbor even if the SPAC Rule Proposals are adopted.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and rights following such a transaction, and our rights would expire worthless. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

At March 31, 2023 and December 31, 2022, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, as of June 30, 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act of 1940, as amended, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

We may not be able to complete a business combination should a potential business combination be subject to any potential review by a U.S. government entity, such as the Committee on Foreign Investment in the United States. As a result, the time necessary for any governmental or regulatory review or approval could prevent us from completing a business combination and require us to liquidate.

Certain investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to review and approval by the Committee on Foreign Investment in the United States (“CFIUS”). Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective on February 13, 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Both the Company and our Sponsor are businesses formed in the United States and under the laws of a U.S. jurisdiction. Our Chief Executive Officer is also a U.S. citizen who resides in the United States. However, several of our directors are non-U.S. persons and a substantial percentage of the capital contributions made to our Sponsor were made by non-U.S. persons. As a result, the contemplated investments by the Sponsor and foreign persons controlling any private investment in public equity (“PIPE”) investors in connection with any business combination may result in investments in us by non-U.S. persons that could be considered by CFIUS to be “covered transactions” under CFIUS’ regulations. CFIUS or another U.S. governmental agency could choose to review any business combination, even if a filing with CFIUS is not required. If we do not make a filing in connection with a business combination, there can be no assurances that CFIUS or another U.S. governmental agency will not choose to review any business combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, and could limit the pool of potential targets with which the Company can complete an initial business combination, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews any business combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing the Company’s ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things) or CFIUS could order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review any business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination and could prevent us from completing any business combination and may force the Company to liquidate and dissolve. Because there are no redemption rights or liquidating distributions with respect to our rights, the rights will expire worthless if we fail to complete the business combination within the Combination Period.

A new 1% U.S. federal excise tax could be imposed on the Company in connection with redemptions by Company of its shares in connection with a business combination or other shareholder vote pursuant to which shareholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (“IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations and certain domestic subsidiaries of publicly traded foreign corporations.

The excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. In this regard, on December 27, 2022, the U.S. Department of the Treasury and the U.S. Internal Revenue Service issued a notice announcing their intent to issue proposed regulations addressing the application of the excise tax, and describing certain rules on which taxpayers may rely prior to the issuance of such proposed regulations (the “Notice”).

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a Redemption Event may be subject to the excise tax. Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company are generally not subject to the excise tax. Whether and to what extent the Company would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any PIPE or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the excise tax would be payable by the Company, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in the Company’s ability to complete a business combination. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other fees or taxes similar in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

The Company is a blank check company incorporated on October 28, 2020 as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On April 5, 2021, the Company consummated its IPO of 10,000,000 public units (the “initial units”). On April 14, 2021, the underwriters exercised their over-allotment option in full and purchased 1,500,000 additional public units (together with the initial units, the “units”). Each public unit consists of one ordinary share and a right. The public units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000. Simultaneously with the closing of the initial public offering, we completed the private sale of an aggregate of 450,000 private placement units (the “initial private placement units”) to our Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $4,500,000. On April 14, 2021, simultaneously with the exercise of the over-allotment option, we consummated a private sale of an additional 15,000 private placement units (the “additional private placement units” and together with the initial private public units, the “private placement units”), generating gross proceeds of $150,000.

A total of $116,150,000, comprised of the proceeds from the IPO (which amount includes $4,025,000 of the underwriters’ deferred underwriting fees) and the sale of the private placement units was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The proceeds held in the trust account may be invested by the trustee in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the completion of a business combination and (ii) the distribution in accordance with our charter of the funds in the trust account to the Company’s shareholders in the event that the Company does not consummate a business combination by January 5, 2024 (provided that the Extension is not approved and that our deadline to consummate business combination is not extended automatically pursuant to our charter).

Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date by which we must consummate a business combination to the Outside Date in order to allow the Company more time to complete the business combination. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the Extension Amendment Proposal and, if presented, the Adjournment Proposal. Both proposals are listed below:

1.      Extension Amendment Proposal:    A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to extend the date by which the Company shall consummate a business combination (as defined below) (the “Extension”) from January 5, 2024 (which date reflects several previous extensions since the Company’s initial public offering of units (the “IPO”)) to the Outside Date (as defined below) (the “Extension Amendment Proposal”).

“Outside Date” shall mean February 5, 2024; provided that, in the event that the Company has not consummated a business combination by February 5, 2024, the Board may, without any approval of the Company’s shareholders, extend the Outside Date up to five (5) times (with each such extension being upon five (5) days’ advance notice), each by one additional month (for a total of up to five additional months) until July 5, 2024.

2.      Adjournment Proposal:    A proposal, by ordinary resolution, to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal” and, together with the Extension Amendment Proposal, the “Proposals”).

What is the purpose of the Extension Amendment Proposal?

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to consummate its pending, previously announced business combination (the “business combination”) with Cognos Therapeutics, Inc. (“Cognos”), pursuant to that certain Merger Agreement, dated December 30, 2022, between the Company and Cognos (the “Merger Agreement”). The Board believes that there will not be sufficient time before the current deadline in the Company’s charter, January 5, 2024, to complete the initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Outside Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. The Company will not proceed with the Extension if redemptions of our public shares cause the Company to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating the business combination on or before the Outside Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the approximately $     (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and the Company has not consummated the business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete the business combination within the Combination Period.

What is the purpose of the Adjournment Proposal?

The Adjournment Proposal will be presented at the Special Meeting only if there are not sufficient votes to approve the Extension Amendment Proposal.

The initial shareholders have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the charter.

Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?

The Company’s charter provides for the return of the proceeds raised in the Company’s IPO held in trust to the holders of public shares sold in the IPO if there is no qualifying business combination(s) consummated within the Combination Period. While we have entered into the Merger Agreement and are currently in the process of completing the business combination, the Board currently believes that there will not be sufficient time before the Outside Date to complete the business combination. Accordingly, the Company has determined to seek shareholder approval to extend the date by which the Company has to complete the business combination.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the business combination, which our Board believes is in the best interest of our shareholders. The Company believes that, given that the Company has already entered into a Merger Agreement and is in the process of completing the business combination, circumstances warrant providing public shareholders an opportunity to consider and vote upon the proposed business combination at an appropriate time.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals. Accordingly, our Board is proposing the Extension Amendment Proposal and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Outside Date.

You are not being asked to vote on the proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated the business combination by the Outside Date.

Why should I vote for the Extension Amendment Proposal?

Our Board believes shareholders will benefit from the Company consummating the business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete the business combination until the Outside Date. The Extension would give the Company the opportunity to complete the business combination, which our Board believes in the best interests of the shareholders.

Our charter provides that if our shareholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we have already entered into a Merger Agreement and are in the process of completing the business combination, circumstances warrant providing those who believe they might find the business combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Our Board recommends that you vote in favor of the Adjournment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation of the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $30,000 each month starting on January 5, 2024, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of the Outside Date or our successful consummation of the business combination. These payments are being deposited as interest-free loans to be repaid by the Company (either in cash or by the issuance of units, as described below) upon the consummation of the business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting, and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Outside Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

The initial shareholders and their respective affiliates are expected to vote any shares over which they have voting control (including any public shares owned by them) in favor of all of the Proposals.

The initial shareholders are not entitled to redeem the founder shares, private placement shares or any public shares held by them. On the record date, the initial shareholders beneficially owned and were entitled to vote 3,340,000 ordinary shares, which represents approximately 64% of the Company’s issued and outstanding shares entitled to vote.

In addition, the Company’s initial shareholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Such public shares purchased by the Company or our Sponsor after the record date would be (a) purchased at a price no higher than the redemption price for the public shares, which is

currently estimated to be $     per share and (b) would not be (i) voted by the initial shareholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial shareholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the Proposals, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal?

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

What happens if I sell my public shares before the Special Meeting?

The December 5, 2023 record date is earlier than the date of the Special Meeting. If you transfer your public shares after the record date, but before the Special Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Special Meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the Special Meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal and/or the Adjournment Proposal?

If you do not want any of the Proposals to be approved, you vote against the respective Proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Outside Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated the business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete the business combination within the Combination Period.

The initial shareholders have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to the charter. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event we wind up.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Outside Date.

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Cayman Islands Registrar of Companies in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its public units, public shares, and public rights will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s shares held by our initial shareholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on the business combination and exercise my redemption rights with respect to the business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a shareholder as of the record date for voting on the business combination, you will be able to vote on the business combination when it is submitted to shareholders. You will also retain your right to redeem your public shares upon consummation of the business combination, subject to any limitations set forth in the charter, as amended.

When and where is the Special Meeting?

The Special Meeting will be held at 9:00 a.m. Eastern Time, on January 2, 2024, in virtual format as well as at 200 Spectrum Center Drive, Irvine, CA 92618, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. On the day of the meeting, the Company’s shareholders may attend, vote and examine the list of shareholders entitled to vote at the Special Meeting by visiting https://www.cstproxy.com/nocturneacquisition/ext2023 and entering the Control Number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the Special Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 9434910# but please note that you will not be able to vote or ask questions if you choose to participate telephonically.

How do I attend the virtual Special Meeting, and will I be able to ask questions?

If you are a registered shareholder, you received a proxy card from the Company’s transfer agent, Continental Stock Transfer & Trust Company (“transfer agent”). The form contains instructions on how to attend the virtual Special Meeting including the URL address, along with your Control Number. You will need your Control Number for access to the meeting website and will allow you to vote or ask a question in the chat box. If you do not have your Control Number, contact the transfer agent at the phone number or e mail address below. The transfer agent support contact information is as follows: 917-262-2373 or Email: proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting December 28, 2023 at 10:00 a.m. Eastern Time (five days prior to the Special Meeting date). Enter the URL address into your browser https://www.cstproxy.com/nocturneacquisition/ext2023, enter your Control Number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Special Meeting, you will need to re-log in using your Control Number, name and email address. You will also be prompted to enter your Control Number if you vote during the Special Meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact the transfer agent to receive a 12-digit Control Number. If you plan to vote at the Special Meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a Guest Control Number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive a valid Control Number. The transfer agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the Special Meeting for processing your Control Number.

If you do not have internet capabilities, you can listen only to the Special Meeting by dialing 1 800-450-7155, within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter conference I.D. 9434910#. This is listen-only, you will not be able to vote or enter questions during the Special Meeting.

How do I vote?

If you are a holder of record of Company shares, you may vote virtually at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote virtually if you have already voted by proxy.

If your Company shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the Special Meeting or by voting virtually at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at Nocturne Acquisition Corporation, P.O. Box 25739, Santa Ana, CA 92799, Attn: Ka Seng (Thomas) Ao; Email: thomas@nocturnecorp.com.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the Extension Amendment Proposal.

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The approval of each of the Extension Amendment Proposal and the Adjournment Proposal is a non-routine matter.

For non-routine matters such as the Extension Amendment Proposal and the Adjournment Proposal, your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to each of the Extension Amendment Proposal and the Adjournment Proposal. Broker non-votes will have the same effect as a vote AGAINST the Extension Amendment Proposal and the Adjournment Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the issued and outstanding shares of the Company on the record date are represented in person (including virtually) or by proxy at the Special Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the Special Meeting may adjourn the Special Meeting to another date.

Who can vote at the Special Meeting?

Only holders of record of the Company’s ordinary shares at the close of business on December 5, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. As of the record date,              public shares, 2,875,000 founder shares and 465,000 private shares were outstanding and entitled to vote (inclusive of shares contained within outstanding units).

Shareholder of Record: Shares Registered in Your Name.    If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.    If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting virtually. However, since you are not the shareholder of record, you may not vote your shares virtually at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include ownership by them or their affiliates of founder shares, and rights that may become exercisable in the future, loans made by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights or dissenters’ rights?

The Company’s shareholders do not have appraisal rights under applicable law in connection with the Proposals.

As a matter of Cayman Islands law, dissenters’ rights are only applicable where the Company is party to a statutory merger which is not the case for any of the Proposals.

What happens to the Company’s rights if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and the Company has not consummated the business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest income earned on the trust account (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event the Company winds up.

What happens to the Company rights if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the Outside Date and will retain the blank check company restrictions previously applicable to it. The rights will remain outstanding in accordance with their terms.

How are the funds in the trust account currently being held?

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC. It is possible that a claim could be made that we have been operating as an unregistered investment company, including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, based on the current views of the SEC. Following the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company.

The longer that the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we would be subject to additional regulatory burdens and expenses for which we have not allotted funds, and as a result we may be required to liquidate. For so long as the funds in the trust account are held in U.S. Treasury securities or in money market funds invested primarily in such securities, the risk that we may be considered an unregistered investment company and required to liquidate is greater than that of a special purpose acquisition company that has elected to liquidate such investments and to hold all funds in its trust account in cash (i.e., in one or more bank accounts). Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time, and instead hold all funds in the trust account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or our liquidation.

At March 31, 2023 and December 31, 2022, substantially all of the assets held in the Trust Account were held in money market funds, which were invested primarily in U.S. Treasury securities. However, as of June 30, 2023, in order to mitigate the risk that the Company could be deemed to be operating as an unregistered investment company under the Investment Company Act of 1940, as amended, the Company instructed Continental Stock Transfer & Trust Company to liquidate the Company’s investments in money market funds invested primarily in U.S. Treasury securities and thereafter to hold all funds in the Trust Account in cash or in U.S. Treasury securities until the earlier of the consummation of the initial business combination or the Company’s liquidation.

For more information, see the section entitled “Risk Factors — We may be deemed to be an investment company for purposes of the Investment Company Act, in which case we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.”

How do I redeem my public shares?

If the Extension is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the business combination, or if the Company has not consummated the business combination by the Outside Date.

Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on December 29, 2023 (two business days prior to the scheduled vote at the Special Meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver or tender shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s Deposit/Withdrawal at Custodian (“DWAC”) System, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent prior to 5:00 p.m. Eastern Time on December 29, 2023 (two business days before the scheduled vote at the Special Meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering or tendering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted unless the

Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). If you delivered your shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

NOCTURNE ACQUISITION CORPORATION
P.O. Box 25739
Santa Ana, CA 92799
Attn: Ka Seng (Thomas) Ao
Email: thomas@nocturnecorp.com

You may also contact the Company’s proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Tel: (877) 870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: KSmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held at 9:00 a.m. Eastern Time on January 2, 2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Special Meeting will be held virtually, at https://www.cstproxy.com/nocturneacquisition/ext2023. For the purposes of the Company’s articles of association, the physical place of the meeting will be 200 Spectrum Center Drive, Irvine, CA 92618. At the Special Meeting, the shareholders will consider and vote upon the following proposals.

1.      Extension Amendment Proposal:    To amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association (as amended) (our “charter”) to extend the date by which the Company shall consummate a business combination (as defined below) (the “Extension”) from January 5, 2024 (which date reflects several previous extensions since the Company’s initial public offering of units (the “IPO”)) to the Outside Date (as defined below) (the “Extension Amendment Proposal”).

“Outside Date” shall mean February 5, 2024; provided that, in the event that the Company has not consummated a business combination by February 5, 2024, the Board may, without any approval of the Company’s shareholders, extend the Outside Date up to five (5) times (with each such extension being upon five (5) days’ advance notice), each by one additional month (for a total of up to five additional months) until July 5, 2024.

2.      Adjournment Proposal:    A proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension, or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals (the “Adjournment Proposal”).

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned our shares, including as a constituent part of a unit, at the close of business on December 5, 2023, the record date for the Special Meeting. You will have one vote per share for each share of the Company you owned at that time.

At the close of business on the record date, there were              outstanding shares of the Company authorized to vote in the Special Meeting (inclusive of shares contained within outstanding units), each of which entitles its holder to cast one vote per share. The rights do not carry voting rights.

Votes Required

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Approval of the Adjournment Proposal is to be by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting.

Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of any of the Proposals.

If you do not want any of the Proposals to be approved, you vote against the respective Proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

Voting

You can vote your shares at the Special Meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the Special Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the Special Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Ka Seng (Thomas) Ao and Simon Choi to act as your proxy at the Special Meeting. One of them will then vote your shares at the Special Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the Proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the Special Meeting.

Alternatively, you can vote your shares in person (including virtually) by attending the Special Meeting.

A note for those who plan to attend the Special Meeting and vote virtually: if your shares are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the Special Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, at (206) 870-8565 (call collect), (877) 870-8565 (call toll-free), or by sending an email to KSmith@advantageproxy.com.

Shareholders who hold their shares in “street name,” meaning in the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Special Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Special Meeting. A proxy may be revoked by (i) submitting a written request to Ka Seng (Thomas) Ao at thomas@nocturnecorp.com, which must be submitted on a date later than the date of such proxy or a subsequent proxy relating to the same shares or (ii) by attending the Special Meeting and voting virtually.

Simply attending the Special Meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of ordinary shares, their proxy holders and any guests the Company may invite may attend the Special Meeting. If you wish to attend the Special Meeting but you hold your shares through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the Proposals. The Company has agreed to pay Advantage Proxy a fee of $8,500. The Company will also reimburse Advantage Proxy for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Tel: (877) 870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: KSmith@advantageproxy.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own shares listed of record in the names of nominees. The Company intends to request that banks and brokers solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal or Dissenters’ Rights

The Company’s shareholders do not have appraisal rights under applicable law in connection with the Proposals.

As a matter of Cayman Islands law, dissenters’ rights are only applicable where the Company is party to a statutory merger, which is not the case for any of the Proposals.

Other Business

The Company is not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, the Company expects that the shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located 200 Spectrum Center Drive, Irvine, CA 92618. Our telephone number at such address is (650) 935-0312.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, share purchase reorganization or similar business combination with one or more businesses. We were incorporated on October 28, 2020 as a Cayman Islands exempted company. In connection with our formation, we issued an aggregate of 2,875,000 founder shares to our Sponsor for an aggregate purchase price of $25,000.

On April 5, 2021, we consummated our initial public offering of 10,000,000 public units. On April 14, 2021, the underwriters exercised their over-allotment option in full and purchased 1,500,000 additional public units. Each public unit consists of one ordinary share and one right to receive one-tenth of an ordinary share upon consummation of our initial business combination. The public units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $115,000,000.

Simultaneously with the closing of the Company’s initial public offering of the units (the “IPO”), we completed the private sale of an aggregate of 450,000 private placement units to our Sponsor at a purchase price of $10.00 per private placement unit, generating gross proceeds of $4,500,000. On April 14, 2021, simultaneously with the exercise of the over-allotment option, we consummated a private sale of an additional 15,000 private placement units, generating gross proceeds of $150,000.

A total of $116,150,000, comprised of the proceeds from the initial public offering and the sale of the private placement units, was placed in the trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Outside Date.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to consummate its pending, previously announced business combination (the “business combination”) with Cognos Therapeutics, Inc. (“Cognos”), pursuant to that certain Merger Agreement, dated December 30, 2022, between the Company and Cognos (the “Merger Agreement”). The Board believes that there will not be sufficient time before the current deadline in the Company’s charter, January 5, 2024, to complete the initial business combination (the “Combination Period”). Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Outside Date in order to provide our shareholders with the opportunity to participate in the prospective investment. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and the Company has not consummated the business combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete the business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

As of the date of the Special Meeting, if the Extension is not approved, the Company has until January 5, 2024 (which date reflects several previous extensions of the Combination Period) to complete the business combination.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the business combination, which our Board believes is in the best interest of our shareholders. The Company believes that, given that the Company has already entered into a Merger Agreement and is in the process of completing the business combination, circumstances warrant providing public shareholders an opportunity to consider and vote upon the proposed business combination at an appropriate time. Accordingly, since the Company will not be able to complete the business combination within the Combination Period, the Company has determined to seek shareholder approval to extend the time for closing the business combination beyond the last day of the Combination Period to the Outside Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete the business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Shareholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate the business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and the Company does not consummate the business combination within the Combination Period, as contemplated by our IPO prospectus and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s rights, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, our Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete a business combination until the Outside Date. The Company will remain a reporting company under the Exchange Act, and its units, shares and public rights will remain publicly traded. The Company will then continue to work to consummate the business combination by the Outside Date.

You are not being asked to vote on the business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on the business combination when it is submitted to the public shareholders (provided that you are a shareholder on the record date for a meeting to consider the business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event the business combination is approved and completed or the Company has not consummated the business combination by the Outside Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of the approximately $             (including interest but less the funds used to pay taxes) that was in the trust account as of the record date. In such event, the Company may still seek to obtain additional funds to complete the business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public shareholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including any interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of the business combination, subject to any limitations set forth in our charter, as amended. In addition, public shareholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Outside Date.

If the Extension Amendment Proposal is approved, our Sponsor, or its designee, has agreed to deposit into the trust account an advance of $30,000 each month starting on January 5, 2024, the current end date of the Combination Period, and payable on the 5th day of each subsequent month until the earlier of the Outside Date or our successful consummation of the business combination. These payments are being deposited as interest-free loans to be repaid by the Company (either in cash or by the issuance of units, as described below) upon the consummation of a business combination. However, our Sponsor, or its designee, has agreed that the loans will be forgiven if the Company is unable to consummate a business combination, except to the extent of any funds held outside of the trust account. No funds from the trust account would be used to repay such loans in the event of our liquidation. Under our charter and in accordance with our IPO prospectus and the registration statement with respect to our IPO, which was declared effective on March 29, 2021, if the Company is forced to liquidate at the end of the Combination Period (whether or not the Extension Amendment Proposal is approved), 100% of the then-outstanding public shares will be eligible for redemption by their holders at a per-share price equal to the amount then on deposit in the trust account (including interest net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding public shares. The advances are conditioned upon the implementation of the Extension Amendment Proposal and will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the advances will not bear interest and will be repayable by the Company to our Sponsor or its designees upon consummation of the business combination. At the option of the Sponsor, a portion or all of the total loan amount may be converted into units at a price of $10.00 per unit, which units will be identical to the private placement units. If our Sponsor or its designee advises the Company that it does not intend to make the advances, then the Extension Amendment Proposal and the Adjournment Proposal will not be put before the shareholders at the Special Meeting, and we will liquidate and dissolve in accordance with our charter. Our Sponsor or its designees will have sole discretion to decide whether to continue extending for additional calendar months until the Outside Date and if our Sponsor determines not to continue extending for additional calendar months, its obligation to make additional advances will terminate.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING OR TENDERING YOUR SHARES (AND SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON DECEMBER 29, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)     (a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)    prior to 5:00 p.m. Eastern Time, on December 29, 2023 (two business days prior to the scheduled vote at the Special Meeting ), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemption Team, E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver or tender shares (and share certificate(s) (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If you hold units registered in your own name, you must deliver the certificate, if any, for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights. Public shareholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Delivering or tendering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares (and share certificate(s) (if any) and other redemption forms) through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted unless the Board of Directors determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). If you delivered your shares (and share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of the record date, this would amount to approximately $             per share. The closing price of the public shares on Nasdaq on December 5, 2023, the record date, was $            . Accordingly, if the market price were to remain the same until the date of the Special Meeting, exercising redemption rights would result in a public shareholder receiving approximately $             per share             than if such shareholder sold the public shares in the open market. The Company cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) (if any) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on December 29, 2023 (two business days before the scheduled vote at the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If the Extension Amendment Proposal is not approved and the Company does not consummate the business combination within the Combination Period, in accordance with our charter, the 2,875,000 founder shares, which were acquired by our Sponsor directly from the Company for an aggregate investment of $25,000, or approximately $0.009 per share, will be worthless (as the initial shareholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $             based on the last sale price of $             on Nasdaq on December 5, 2023 (the record date);

•        If the Extension Amendment Proposal is not approved and the Company does not consummate the business combination within the Combination Period, in accordance with our charter, the 465,000 private placement units purchased by our Sponsor will be worthless, as they will expire. The private placement units had an aggregate market value of approximately $             based on the last sale price of $             on Nasdaq on December 5, 2023 (the record date);

•        Even if the trading price of our public shares were as low as $0.009 per share, the aggregate market value of the founder shares alone (without taking into account the value of the private placement units) would be approximately equal to the initial investment in the Company by our Sponsor. As a result, if the business combination is completed, the initial shareholders are likely to be able to make a substantial profit on their investment in us even at a time when the shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before January 5, 2024 (which date reflects several previous extensions of the Combination Period), the initial shareholders will lose their entire investment in us.

•        Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.10 per public share; or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act, as amended;

•        All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations, if any, to its officers and directors under those provisions;

•        All of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to approve the business combination and some are expected to continue to serve following the business combination as discussed above and receive compensation thereafter; and

•        The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. There are no outstanding loans from the Sponsor to the Company, but the Company is party to promissory notes and advances with certain lenders, including Mindfulness Capital Management Limited, a Cayman Islands exempted company of which our Chief Financial Officer, Ka Seng (Thomas) Ao, serves as a director, pursuant to which the Company has an aggregate borrowing capacity (inclusive of amounts drawn down to date) of approximately $5,335,000 (“Affiliated Loans”). However, if the Company fails to obtain the Extension and consummate the business combination, the executive officers and directors, and their affiliates will not have any claim against the trust account for reimbursement. Lender of the Affiliated Loans will also not have any claim against the trust account for repayment of Affiliated Loans. Accordingly, the Company will most likely not be able to reimburse these expenses, or pay back the Affiliated Loans, if the business combination is not completed.

Additionally, if the Extension Amendment Proposal is approved and we consummate the business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

United States Federal Income Tax Considerations

The following discussion is a summary of certain United States federal income tax considerations for holders of our shares with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the U.S. Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold shares as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the shares of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our shares as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our shares, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our shares, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its shares of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

In the event that a U.S. Holder’s shares of the Company are redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of shares generally will be treated as a sale of the shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions” below.

U.S. Holders of our shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Shares Treated as a Sale

If the redemption qualifies as a sale of shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the shares are held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the shares based upon the then fair market values of the shares and the right) and (ii) the U.S. Holder’s adjusted tax basis in its shares so redeemed. A U.S. Holder’s adjusted tax basis in its shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of shares or the U.S. Holder’s initial basis for shares received pursuant to the right) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the shares and will be treated as described under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Shares Treated as a Sale” above. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Redemption of Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s shares generally will correspond to the United States federal income tax characterization of such redemption of a U.S. Holder’s shares, as described under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders” above.

Non-U.S. Holders of our shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Shares Treated as a Sale

If the redemption qualifies as a sale of shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its shares of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares, and, in the case where shares of our shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the shares, which will be treated as described under the section entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Shares Treated as a Sale” above. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Approval of the Extension Amendment Proposal is a condition to the implementation of the

Extension. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

All of the Company’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Amendment. On the record date, the initial shareholders beneficially owned and were entitled to vote 3,340,000 ordinary shares, representing approximately 64% of the Company’s issued and outstanding shares.

In addition, the Company’s initial shareholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the Special Meeting, although they are under no obligation to do so. Any public shares purchased by the Company or our Sponsor after the record date would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $             per share and (b) would not be (i) voted by the initial shareholders or their respective affiliates at the Special Meeting and (ii) redeemable by the initial shareholders or their respective affiliates. Any such purchases that are completed after the record date for the Special Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per share pro rata portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of the initial shareholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Full Text of the Resolution

The full text of the Resolution is set out in Annex A.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PROPOSAL TWO — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension or (ii) if the Board determines before the Special Meeting that it is not necessary or no longer desirable to proceed with the proposals. The Adjournment Proposal will be presented to our shareholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal must be approved by an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Special Meeting, vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the general meeting will have no effect on the outcome of the vote on the Adjournment Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the extraordinary general meeting be adjourned to a time and place to be confirmed by the chairman of the extraordinary general meeting (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension or (ii) if the board of directors of the Company determines before the extraordinary general meeting that it is not necessary or no longer desirable to proceed with the proposals.”

Recommendation

After careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the Proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 200 Spectrum Center Drive, Irvine, CA 92618; Email: thomas@nocturnecorp.com, Attn: Ka Seng (Thomas) Ao.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 will also be made available free of charge at https://www.cstproxy.com/nocturneacquisition/2024/10k.

You may obtain additional copies of this proxy statement or our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, free of charge, and you may ask any questions you may have about the Proposals by contacting us at the following address or email:

P.O. Box 25739
Santa Ana, CA 92799
Attn: Ka Seng (Thomas) Ao
Email: thomas@nocturnecorp.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 10904
Yakima, WA 98909
Tel: (877) 870-8565 (toll-free) or
(206) 870-8565 (banks and brokers can call collect)
Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than December 26, 2023 (one week prior to the date of the Special Meeting).

ANNEX A

PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
NOCTURNE ACQUISITION CORPORATION

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 48.7 and Article 48.8 in their entirety and the insertion of the following language in their place:

“48.7     Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that the Company does not consummate a Business Combination by February 5, 2024; provided that, in the event that the Company has not consummated a Business Combination by February 5, 2024, the Directors may, without approval of the Members, extend the term of the Company up to five (5) times (with each such extension being upon five (5) days’ advance notice in writing), each by one additional month (for a total of up to five additional months) until July 5, 2024 (the “Outside Date”), the Company shall:

(a)     cease all operations except for the purpose of winding up;

(b)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)     as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

48.8       Notwithstanding anything to the contrary in the Articles or in the prospectus relating to the IPO, in the event that any amendment is made to the Articles subsequent to January 2, 2024:

(a)     to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination by the Outside Date; or

(b)    with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-1

ANNEX B

Annex B-1